INDEPENDENT BANK CORPORATION AND SUBSIDIARIES

Supplemental Data	Exhibit 99.2
Non-performing assets

	June 30,	December 31,
	2010	2009
	(dollars in thousands)
Non-accrual loans	$84,158	$105,965
Loans 90 days or more past due and still accruing interest	356	3,940

Total non-performing loans	84,514	109,905
Other real estate and repossessed assets	41,785	31,534

Total non-performing assets	$126,299	$141,439

As a percent of Portfolio Loans
Non-performing loans	4.16%	4.78%
Allowance for loan losses	3.72	3.55
Non-performing assets to total assets	4.61	4.77
Allowance for loan losses as a percent of non-performing loans	89.46	74.35
Allowance for loan losses

	Six months ended
		June 30,
	2010		2009
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
		(dollars in thousands)
Balance at beginning of period	$81,717	$1,858	$57,900	$2,144
Additions (deduction)
Provision for loan losses	29,694		55,783
Recoveries credited to allowance	1,839		1,494
Loans charged against the allowance	(37,644)		(49,906)
Additions (deductions) included in non-interest expense		336		(152)

Balance at end of period	$75,606	$2,194	$65,271	$1,992

Net loans charged against the allowance to average Portfolio Loans (annualized)	3.33%		3.98%
Alternative Sources of Funds

	June 30,			December 31,
	2010			2009
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
			(dollars in thousands)
Brokered CDs	$422,749	2.5 years	2.95%	$629,150	2.2 years	2.46%
Fixed rate FHLB advances	23,275	5.9 years	6.41	27,382	5.5 years	6.59
Variable rate FHLB advances	75,000	1.2 years	0.48	67,000	1.4 years	0.32
Securities sold under agreements to repurchase	35,000	.4 years	4.42	35,000	.9 years	4.42

Total	$556,024	2.3 years	2.86%	$758,532	2.2 years	2.51%

Capitalization

	June 30,	December 31,
	2010	2009
	(in thousands)
Subordinated debentures	$50,175	$92,888
Amount not qualifying as regulatory capital	(1,507)	(2,788)

Amount qualifying as regulatory capital	48,668	90,100

Shareholders’ Equity
Preferred stock	70,458	69,157
Common stock	250,737	23,863
Capital surplus		201,618
Accumulated deficit	(177,242)	(169,098)
Accumulated other comprehensive loss	(14,281)	(15,679)

Total shareholders’ equity	129,672	109,861

Total capitalization	$178,340	$199,961

Non-Interest Income

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2010	2009
	(in thousands)
Service charges on deposit accounts	$5,833	$5,275	$6,321	$11,108	$11,828
Net gains (losses) on assets
Mortgage loans	2,372	1,843	3,262	4,215	6,543
Securities	1,363	265	4,230	1,628	3,666
Other than temporary loss on securities available for sale
Total impairment loss		(118)		(118)	(17)
Loss recognized in other comprehensive loss

Net impairment loss recognized in earnings		(118)		(118)	(17)
VISA check card interchange income	1,655	1,572	1,500	3,227	2,915
Mortgage loan servicing	(2,043)	432	2,349	(1,611)	1,507
Mutual fund and annuity commissions	409	389	539	798	992
Bank owned life insurance	483	468	355	951	756
Title insurance fees	366	494	732	860	1,341
Gain on extinguishment of debt	18,086			18,086
Other	790	1,397	1,723	2,187	3,058

Total non-interest income	$29,314	$12,017	$21,011	$41,331	$32,589

Capitalized Real Estate Mortgage Loan Servicing Rights

	Three months ended		Six months ended
	June 30,		June 30,
	2010	2009	2010	2009
		(in thousands)
Balance at beginning of period	$15,435	$11,589	$15,273	$11,966
Originated servicing rights capitalized	680	1,624	1,455	3,123
Amortization	(633)	(1,640)	(1,391)	(2,819)
(Increase)/decrease in impairment reserve	(2,460)	2,965	(2,315)	2,268

Balance at end of period	$13,022	$14,538	$13,022	$14,538

Impairment reserve at end of period	$4,617	$2,383	$4,617	$2,383

          Mortgage Loan Activity

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2010	2009
	(in thousands)
Mortgage loans originated	$93,900	$90,007	$196,927	$183,907	$351,535
Mortgage loans sold	87,583	87,708	158,173	175,291	300,809
Mortgage loans sold with servicing rights released	20,747	11,864	9,174	32,611	14,603
Net gains on the sale of mortgage loans	2,372	1,843	3,262	4,215	6,543
Net gains as a percent of mortgage loans sold (“Loan Sale Margin”)	2.71%	2.10%	2.06%	2.40%	2.18%
Fair value adjustments included in the Loan Sale Margin	0.43	(.07)	0.04	0.18	0.33
     Non-Interest Expense

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2010	2009
	(in thousands)
Salaries	$10,242	$10,176	$9,815	$20,418	$19,484
Performance-based compensation and benefits	655	644	747	1,299	1,076
Other benefits	2,533	2,393	2,766	4,926	5,345

Compensation and employee benefits	13,430	13,213	13,328	26,643	25,905
Vehicle service contract counterparty contingencies	4,861	3,418	2,215	8,279	3,015
Loan and collection	2,785	4,786	3,227	7,571	7,265
Occupancy, net	2,595	2,909	2,560	5,504	5,608
Data processing	2,039	2,105	2,010	4,144	4,106
Loss on other real estate and repossessed assets	1,554	2,029	1,939	3,583	3,200
FDIC deposit insurance	1,763	1,802	2,755	3,565	3,941
Furniture, fixtures and equipment	1,648	1,719	1,848	3,367	3,697
Credit card and bank service fees	1,500	1,675	1,668	3,175	3,132
Communications	1,015	1,073	1,107	2,088	2,152
Legal and professional	894	1,136	705	2,030	1,346
Advertising	674	779	1,421	1,453	2,863
Supplies	415	393	457	808	926
Amortization of intangible assets	323	322	474	645	975
Credit costs related to unfunded lending commitments	280	56	(66)	336	(152)
Other	1,389	1,720	1,343	3,109	3,117

Total non-interest expense	$37,165	$39,135	$36,991	$76,300	$71,096

Average Balances and Rates

	Three Months Ended
	June 30,
	2010			2009
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets (1)
Taxable loans	$2,115,837	$36,569	6.93%	$2,513,367	$45,157	7.20%
Tax-exempt loans (2)	9,866	106	4.31	7,069	67	3.80
Taxable securities	87,554	902	4.13	118,116	1,705	5.79
Tax-exempt securities (2)	49,012	526	4.30	88,601	976	4.42
Cash — interest bearing	324,592	192	0.24
Other investments	27,001	197	2.93	28,011	239	3.42

Interest Earning Assets	2,613,862	38,492	5.90	2,755,164	48,144	7.01

Cash and due from banks	48,751			74,659
Other assets, net	160,291			165,715

Total Assets	$2,822,904			$2,995,538

Liabilities
Savings and NOW	$1,088,526	670	0.25	$974,994	1,493	0.61
Time deposits	1,019,882	6,838	2.69	979,506	7,318	3.00
Other borrowings	227,979	2,413	4.25	448,714	3,814	3.41

Interest Bearing Liabilities	2,336,387	9,921	1.70	2,403,214	12,625	2.11

Demand deposits	340,558			320,920
Other liabilities	52,051			93,861
Shareholders’ equity	93,908			177,543

Total liabilities and shareholders’ equity	$2,822,904			$2,995,538

Net Interest Income		$28,571			$35,519

Net Interest Income as a Percent of Earning Assets			4.38%			5.17%

(1)	All domestic, except for $0.4 million and $8.8 million for the three months ended June 30, 2010 and 2009, respectively, of average payment plan receivables included in taxable loans for customers domiciled in Canada.

(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.

Average Balances and Rates

	Six Months Ended
	June 30,
	2010			2009
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets (1)
Taxable loans	$2,184,046	$75,491	6.95%	$2,504,582	$89,457	7.19%
Tax-exempt loans (2)	9,997	211	4.26	8,490	168	3.99
Taxable securities	91,859	2,062	4.53	116,478	3,438	5.95
Tax-exempt securities (2)	56,671	1,211	4.31	95,795	2,083	4.38
Cash — interest bearing	299,910	349	0.23
Other investments	27,426	412	3.03	28,641	563	3.96

Interest Earning Assets	2,669,909	79,736	6.01	2,753,986	95,709	6.99

Cash and due from banks	53,855			67,935
Other assets, net	154,408			162,086

Total Assets	$2,878,172			$2,984,007

Liabilities
Savings and NOW	$1,086,524	1,533	0.28	$960,032	3,074	0.65
Time deposits	1,073,452	14,194	2.67	917,609	14,285	3.14
Other borrowings	227,801	5,407	4.79	523,630	8,484	3.27

Interest Bearing Liabilities	2,387,777	21,134	1.78	2,401,271	25,843	2.17

Demand deposits	334,100			314,762
Other liabilities	58,359			81,267
Shareholders’ equity	97,936			186,707

Total liabilities and shareholders’ equity	$2,878,172			$2,984,007

Net Interest Income		$58,602			$69,866

Net Interest Income as a Percent of Earning Assets			4.41%			5.10%

(1)	All domestic, except for $0.7 million and $7.4 million for the six months ended June 30, 2010 and 2009, respectively, of average payment plan receivables included in taxable loans for customers domiciled in Canada.

(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.

Commercial Loan Portfolio Analysis as of June 30, 2010

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch
Loan Category	All Loans	Performing	Non- performing	Total	Credit
	(dollars in thousands)
Land	$28,587	$9,939	$3,621	$13,560	47.4%
Land Development	23,116	8,626	3,520	12,146	52.5
Construction	24,372	13,638	2,392	16,030	65.8
Income Producing	342,334	69,114	21,358	90,472	26.4
Owner Occupied	182,962	34,292	4,728	39,020	21.3

Total Commercial Real Estate Loans (1)	$601,371	$135,609	$35,619	$171,228	28.5

Other Commercial Loans(1)	$165,386	$26,871	1,977	$28,848	17.4

Total non-performing commercial loans			$37,596

(1)	The total of these two categories is different than the June 30, 2010, Consolidated Statement of Financial Condition due primarily to loans in process.